NEW AGE ALPHA FUNDS TRUST

NAA Large Cap Value Fund

NAA Large Core Fund

NAA Mid Growth Fund

NAA Opportunity Fund

NAA Risk Managed Real Estate Fund

NAA SMid Cap Value Fund

NAA World Equity Income Fund

(each, a “Fund” and, together, the “Funds”)

Supplement

dated April 3, 2025

to

the Prospectus and Statement of Additional Information (“SAI”)

dated January 28, 2025

At a meeting on April 1, 2025, the Board of Trustees (the “Board”) of New Age Alpha Funds Trust (the “Trust”) approved the conversion of Class P shares into Class A shares for each of the Funds. The conversion will take effect at the close of business on Monday, April 28, 2025 (the “Conversion Date”). Effective at the close of business on April 4, 2025, the Funds will no longer offer Class P shares for sale to new investors. Existing shareholders of the Funds’ Class P shares can continue to purchase additional shares until the Conversion Date.

The conversion is intended to be tax-free, meaning that the Funds’ Class P shareholders will become Class A shareholders without realizing any gain or loss for federal tax purposes. The Funds will complete the share class conversion using the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses.

Effective on the Conversion Date, all references to Class P shares in the Funds’ Prospectus and SAI are removed.

You should read this Supplement in conjunction with the Prospectus and SAI dated January 28, 2025, each as may be amended from time to time, which provides information that you should know about the Funds. These documents are available upon request and without charge by calling the Funds at (833) 840-3937 or the Funds’ website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE